UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 14, 2018
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway, St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 14, 2018, Raymond James Financial, Inc. (the "Company") granted awards of restricted stock units (“RSUs”) under the Company’s Amended and Restated 2012 Stock Incentive Plan to certain of its executive officers as a portion of their annual bonus. A portion of such RSUs vests based on the passage of time (“time-vesting”) and the balance vests, if at all, based on the achievement by the Company of certain average after-tax adjusted return on equity levels over a three-year measurement period (“performance vesting”). The forms of Award Agreement for both time-vesting and performance-vesting awards contain revised restrictive covenants relating to non-competition, non- recruitment, non-solicitation and confidentiality.

Copies of the revised forms of Award Agreement for time-vesting and performance-vesting awards granted to (1) our Chairman and Chief Executive Officer, Mr. Reilly, (2) the Company’s executive officers residing in Canada, and (3) any other executive officer of the Company, are attached to this Current Report as Exhibits 10.1 through 10.6, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following are filed as exhibits to this report:

Exhibit No.

10.1 Form of RSU Stock Bonus Time-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants - Mr. Paul C. Reilly

10.2 Form of RSU Stock Bonus Time-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants - Canadian Employees

10.3 Form of RSU Stock Bonus Time-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants

10.4 Form of RSU Stock Bonus Performance-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants - Mr. Paul C. Reilly

10.5 Form of RSU Stock Bonus Performance-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants - Canadian Employees

10.6 Form of RSU Stock Bonus Performance-Based Award Notice and Agreement - 2018 Retirement - Restrictive Covenants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: December 19, 2018	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance
and Chief Financial Officer